UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 9, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)



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
                 Massachusetts                              1-7211                          04-2068530
            (State of incorporation)                (Commission File No.)        (IRS Employer Identification No.)

         65 Grove Street, Watertown, MA                     02472                         (617) 926-2500
    (Address of principal executive offices)              (Zip Code)              (Registrant's telephone number,
                                                                                       including area code)
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Item 7.    Financial Statements and Exhibits

           Exhibit Number  Description

                99 Press Release dated August 9, 2004, reporting the financial results of Ionics, Incorporated for the quarter ended June 30, 2004.

Item. 12.  Results of Operations and Financial Condition

           On August 9, 2004, Ionics, Incorporated issued a press release reporting its financial results for the quarter ended June 30, 2004. A copy of the Press Release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              IONICS, INCORPORATED

August 9, 2004                By: /s/Stephen Korn
                                  ----------------------------
                              Name: Stephen Korn
                              Title:  Vice President and General Counsel





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                                  EXHIBIT INDEX



Number                    Description                              Page Number
------                    -----------                              -----------

 99       Press release dated August 9, 2004, reporting the            4
          financial results of Ionics, Incorporated for the quarter ended June 30, 2004.





                                       3
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                                   EXHIBIT 99

                  IONICS REPORTS RESULTS FOR THE SECOND QUARTER
                             AND FIRST HALF OF 2004

Watertown, MA, August 9, 2004 . . . Ionics, Incorporated (NYSE-ION) today filed its quarterly report on Form 10-Q, reporting results for the three and six-months periods ended June 30, 2004. Second quarter revenues were $125.8 million compared to $83.6 million for the second quarter of 2003. The net loss of $2.3 million, or ($0.10) per share, in Q2 2004 compared to a net loss of $4.9 million, or ($0.28) per share, for Q2 2003. The loss per share from continuing operations of ($0.07) in Q2 2004 compares to a loss per share of ($0.11) in Q2 2003. Excluding amortization of intangibles, net of tax, the results of continuing operations were break-even, compared to a loss per share of ($0.11) in the second quarter of 2003.

Revenues for the first half of 2004 were $231.5 million compared to $163.8 million for the first half of 2003. The net loss of $6.3 million, or ($0.29) per share, in the first half of 2004 compared to a net loss of $4.3 million, or ($0.25) per share, for the first half of 2003. The loss per share from continuing operations, of ($0.14) in the first half of 2004 compares to a loss per share of ($0.06) in the first half of 2003. Excluding amortization of intangibles, net of tax, the loss per share for continuing operations of ($0.05) compares to a loss per share of ($0.05) in the first half of 2003.

Income from continuing operations before income taxes and minority interest expense for the second quarter and for the first six months of 2004 was $3.3 million and $1.8 million, respectively. This compares to a loss from continuing operations before income taxes and minority interest expense for the second quarter and first six months of 2003 of ($2.9) million and ($1.3) million, respectively.

The results for the second quarter include a non-cash charge for the establishment of a deferred tax asset valuation allowance in the amount of $3.3 million, which equates to approximately $0.15 per share. Other items included in the results were $0.6 million of restructuring charges, and $0.9 million in systems development and Sarbanes-Oxley Section 404 preparedness charges.

Also included are the consolidated results of the Ecolochem Group (acquired on February 13, 2004), and Desalcott (Desalination Company of Trinidad and Tobago Ltd.), the Company's 40%- owned joint venture in Trinidad. Desalcott's results were included in the consolidated results of the Company in accordance with the provisions of FIN46. Ecolochem revenues for the quarter and the first half were $24.4 million and $36.3 million, respectively. Desalcott revenues for the quarter and for the first half were $7.5 million and $14.4 million, respectively.

For further information about the Company's second quarter and first half 2004 financial results, please refer to the Company's quarterly report on Form 10-Q.

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Ionics will host a conference call tomorrow, Tuesday, August 10, 2004 at
10:00AM, EDT to discuss its second quarter financial results. This conference call will be accessible on the Company's home page, at http://www.shareholder.com/ion/medialist.cfm. Recorded replays of the financial results conference call will be available on the web site for a one-week period beginning later that day.

About Ionics, Inc.
Ionics is a global leader in water purification and wastewater treatment. The Company has over 50 years of experience in the design, installation, operation and maintenance of water and wastewater treatment systems and is a leading provider of emergency and long-term water treatment services. More membrane-based desalination systems have been designed and built by Ionics than any other supplier worldwide. Ionics is also a leader in supplying zero-liquid-discharge systems, in providing ultrapure water systems for the power and microelectronics industries, and in the measurement and analysis of water impurities. The Company also supplies Point-of-Use and Point-of-Entry water treatment systems for commercial and residential applications. For more information, visit www.ionics.com.

Safe-harbor statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements. These forward-looking statements are based on management's current views and assumptions and are neither promises nor guarantees but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from management's current expectations as described in such forward-looking statements, including overall economic and business conditions; competitive factors, such as acceptance of new products, pricing pressures and competition from competitors larger than the Company; risks of nonpayment of accounts receivable, including those from affiliated companies; risks associated with foreign operations; technological and product development risks; availability of manufacturing capacity; risks associated with the Company's restructuring program announced in September 2003; risks associated with the integration of Ecolochem's operations with those of the Company; and other factors described in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the quarter ended June 30, 2004. You should not place undue reliance on the forward-looking statements in this press release, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie those statements.


                                     -more-



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                                IONICS REPORTS SECOND QUARTER RESULTS

                                CONSOLIDATED STATEMENTS OF OPERATIONS
                            (Amounts in thousands, except per share amounts)

                                                        Three months ended        Six months ended
                                                             June 30,                 June 30,
                                                      -----------------------   ----------------------
                                                         2004        2003         2004        2003
                                                      -----------  ----------   ----------  ----------
Revenues:
    Equipment Sales                                     $ 37,991    $ 33,286     $ 71,421    $ 62,838
    Operations                                            62,270      26,589      114,676      54,271
    Consumer Water                                         4,038       2,626        7,990       5,477
    Instruments                                            9,700       8,049       18,451      16,428
    Affiliated companies                                  11,801      13,006       18,916      24,783
                                                      -----------  ----------   ----------  ----------
                                                         125,800      83,556      231,454     163,797
                                                      -----------  ----------   ----------  ----------

Costs and expenses:
    Cost of sales of Equipment Sales                      30,433      26,673       58,306      49,315
    Cost of sales of Operations                           38,805      19,096       73,353      38,229
    Cost of sales of Consumer Water                        1,606       1,039        3,477       2,413
    Cost of sales of Instruments                           3,977       3,872        7,983       7,461
    Cost of sales to affiliated companies                 10,494      11,166       16,603      21,383
    Research and development                               1,572       1,954        3,103       3,731
    Selling, general and administrative                   30,874      20,449       58,729      40,752
    Restructuring charges                                    624           -        1,188           -
                                                      -----------  ----------   ----------  ----------
                                                         118,385      84,249      222,742     163,284
                                                      -----------  ----------   ----------  ----------

Income (loss) from continuing operations                   7,415        (693)       8,712         513

Interest (expense) income, net                            (4,914)        491       (8,236)      1,047

Equity income (loss)                                         801      (2,742)       1,291      (2,843)
                                                      -----------  ----------   ----------  ----------

Income (loss) from continuing operations before
    income tax and minority interest expense               3,302      (2,944)       1,767      (1,283)

Income tax (expense) benefit                              (4,724)      1,142       (4,228)        561
                                                      -----------  ----------   ----------  ----------

Loss from continuing operations before
    minority interest expense                             (1,422)     (1,802)      (2,461)       (722)

Minority interest expense                                    231         188          484         386
                                                      -----------  ----------   ----------  ----------

Loss from continuing operations                           (1,653)     (1,990)      (2,945)     (1,108)

Loss on discontinued operations, net of tax                 (676)     (2,934)      (3,334)     (3,240)

                                                      -----------  ----------   ----------  ----------
Net loss                                                $ (2,329)   $ (4,924)    $ (6,279)   $ (4,348)
                                                      ===========  ==========   ==========  ==========

Basic loss per share from continuing operations          $ (0.07)    $ (0.11)     $ (0.14)    $ (0.06)

Basic loss per share from discontinued operations          (0.03)      (0.17)       (0.16)      (0.18)
                                                      -----------  ----------   ----------  ----------

Basic net loss per share                                 $ (0.10)    $ (0.28)     $ (0.29)    $ (0.25)
                                                      ===========  ==========   ==========  ==========

Diluted loss per share from continuing operations        $ (0.07)    $ (0.11)     $ (0.14)    $ (0.06)

Diluted loss per share from discontinued operations        (0.03)      (0.17)       (0.16)      (0.18)
                                                      -----------  ----------   ----------  ----------

Diluted net loss per share                               $ (0.10)    $ (0.28)     $ (0.29)    $ (0.25)
                                                      ===========  ==========   ==========  ==========

Shares used in basic loss per share calculations          22,588      17,564       21,455      17,559
                                                      ===========  ==========   ==========  ==========

Shares used in diluted loss per share calculations        22,588      17,564       21,455      17,559
                                                      ===========  ==========   ==========  ==========

    Backlog                                                                       424,624     346,048
                                                                                ==========  ==========
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Other Data:
                                                        Three months ended        Six months ended
                                                            June 30,                 June 30,
                                                      -----------------------   ----------------------
                                                         2004        2003         2004        2003
                                                      -----------  ----------   ----------  ----------
Reconciliation of loss from continuing operations
    to net loss from continuing operations adjusted
    for amortization of intangibles, net of tax:

Loss from continuing operations                         $ (1,653)   $ (1,990)    $ (2,945)   $ (1,108)

Add back:
Amortization of intangibles, net of tax                    1,548         100        1,767         156
                                                      -----------  ----------   ----------  ----------

Net loss from continuing operations adjusted
    for amortization of intangibles, net of tax           $ (105)   $ (1,890)    $ (1,178)     $ (952)
                                                      ===========  ==========   ==========  ==========


Diluted loss per share from continuing operations        $ (0.07)    $ (0.11)     $ (0.14)    $ (0.06)

Add back:
Amortization of intangibles, net of tax                     0.07        0.01         0.08        0.01
                                                      -----------  ----------   ----------  ----------

Diluted loss per share from continuing operations
    adjusted for amortization of intangibles, net of tax $ (0.00)    $ (0.11)     $ (0.05)    $ (0.05)
                                                      ===========  ==========   ==========  ==========

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                            IONICS REPORTS SECOND QUARTER RESULTS

                            CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (Amounts in thousands)

                                                                     June 30,       December 31,
                                                                       2004              2003
                                                                  ----------------  ---------------
Current assets:
     Cash and cash equivalents                                           $ 60,258        $ 133,815
     Restricted cash                                                       16,736                -
     Short-term investments                                                 1,476                -
     Notes receivable, current                                              7,872            6,365
     Accounts receivable, net                                             116,641           87,415
     Receivables from affiliated companies                                 29,470           22,140
     Inventories                                                           28,834           24,595
     Assets from discontinued operations                                    1,081            7,959
     Other current assets                                                  42,974           33,781
                                                                  ----------------  ---------------
        Total current assets                                              305,342          316,070

Receivables from affiliated companies, long-term                           10,720           20,915
Notes receivable, long-term, net                                           31,951           28,408
Investments in affiliated companies                                        10,615           14,362
Property, plant and equipment, net                                        396,474          171,533
Goodwill                                                                  185,377            7,695
Intangible assets, net                                                     77,199            6,378
Other assets                                                               29,267           26,616
                                                                  ----------------  ---------------
        Total assets                                                  $ 1,046,945        $ 591,977
                                                                  ================  ===============

Current liabilities:
     Notes payable and current portion of long-term debt                 $ 11,877          $ 6,276
     Accounts payable                                                      42,369           28,279
     Billings in advance from affiliated companies                              -            3,629
     Liabilities from discontinued operations                                   -              396
     Other current liabilities                                             95,325           79,512
                                                                  ----------------  ---------------
        Total current liabilities                                         149,571          118,092

Long-term debt and notes payable                                          281,499            8,889
Deferred income taxes                                                      33,054           30,979
Minority interest                                                          15,592            1,426
Accumulated losses in investments in affiliated companies                   4,117            5,068
Other liabilities                                                          10,803           11,358
Stockholders' equity                                                      552,309          416,165
                                                                  ----------------  ---------------
        Total liabilities and stockholders' equity                    $ 1,046,945        $ 591,977
                                                                  ================  ===============


For more information, contact:

John F. Curtis                                                    Daniel M. Kuzmak
Vice President, Strategy and Operations, Treasurer                Vice President and Chief Financial Officer
Ionics, Incorporated                                              Ionics, Incorporated
Tel: (617) 673-4403                                               Tel: (617) 673-4350
jcurtis@ionics.com                                                dkuzmak@ionics.com
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